Exhibit 8

                                  May 21, 2003

Ms. Kathleen DeNicholas
Assistant General Counsel
The Dreyfus Corporation 200
Park Avenue, 55th Floor
New York, New York 10166

        Re:    Amendment to Participation Agreement and Schedules

Dear Ms. DeNicholas:

        Effective June 2, 2003, this letter serves to amend our participation agreement dated May 1, 1999, as amended from time to time, with Dreyfus Variable Investment Fund and The Dreyfus Corporation (the "Agreement").

        The parties to the Agreement desire to add Dreyfus Investment Portfolios, a Massachusetts business trust, as a party to the Agreement and Dreyfus Investment Portfolios desires to be made part of the Agreement.

        In consideration of the mutual promises contained herein:

        (1) Dreyfus Investment Portfolios is hereby added as a party to the Agreement.

        (2) The third "Whereas" provision is hereby deleted and replaced in its entirety with the following:

                      "WHEREAS, the Dreyfus Variable Investment Fund has obtained an order from the Securities and Exchange Commission dated December 31, 1997 (File No. 812-10606) and the Dreyfus Investment Portfolios has obtained an order from the Securities and Exchange Commission dated February 5, 1998 (File No. 812-10604), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Funds to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another and qualified pension and retirement plans ("Qualified Plans")(hereinafter, as applicable, "Mixed and Shared Funding Exemptive Order"); and"

         (3) Dreyfus Investment Portfolios is hereby added as a "Fund" under the Agreement. All references to the "Fund" in the Agreement are modified to refer to each and any Fund. All duties, obligations, representations and warranties concerning the Funds under the Agreement shall be understood to solely apply to the applicable Fund.

         (4) Termination by only one Fund, or by the other parties to the Agreement with respect to any one Fund, pursuant to the terms of Article X of the Agreement shall not terminate the Agreement as between the parties and the other Fund.

        The parties to the Agreement also wish to amend Schedule B of the Agreement. The amended Schedule B attached hereto reflects additional Designated Portfolios available under the Schwab Select Annuity and Schwab Signature Annuity. Amended Schedule B shall replace in its entirety the existing Schedule B.

        The Agreement and Schedules otherwise remain unchanged and shall continue in full force and effect.

        In the space provided below, please acknowledge your agreement to the foregoing.

                                 Very truly yours,

                                 Great-West Life & Annuity Insurance Company

                                 By:  _________________________________
                                 Chris R. Bergeon
                                 Vice President, Financial Institution Markets

                                 Charles Schwab & Co., Inc.

                                 By:  _________________________________
                                 Tina M. Perrino
                                 Vice President, Partner Relations

ACKNOWLEDGED AND AGREED TO:

Dreyfus Variable Investment Fund
By: __________________________
Title: _________________________
Date: _________________________

The Dreyfus Corporation
By: __________________________
Title: _________________________
Date: _________________________

Dreyfus Investment Portfolios
By: __________________________
Title: _________________________
Date: _________________________

cc:     B. Byrne, Esq.
        Great-West Life & Annuity Insurance Company

        D. Stone, Esq. E. O'Riordan
        Charles Schwab & Co., Inc.

                                   SCHEDULE B

Designated Portfolios

[Schwab Select Annuity]
Dreyfus Variable Investment Fund Appreciation Portfolio - Initial Shares Dreyfus Variable Investment Fund Growth & Income Portfolio - Initial Shares Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial Shares Dreyfus Variable Investment Portfolios MidCap Stock Portfolio - Initial Shares

[Schwab Signature Annuity]
Dreyfus Variable Investment Fund Growth & Income Portfolio - Initial Shares Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial Shares Dreyfus Variable Investment Portfolios MidCap Stock Portfolio - Initial Shares